Financial Institutions, Inc.

Financial Institutions, Inc.

Delivering On Our Promise NASDAQ: FISI Sterne Agee Financial Institutions Investor Conference February 12-14, 2014 Exhibit 99.1

Forward Looking Statements

Statements contained in this presentation which are not historical facts and which pertain to future operating results of Financial Institutions, Inc. and its subsidiaries constitute “forward looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. These forward looking statements involve significant risks and uncertainties. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s last filed Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward looking statements. The Company assumes no obligation to update any information presented herein.

Key Investment Considerations

Experienced leadership
Attractive footprint in Upstate NY, uniquely positioned to seize market opportunities
…and Delivering on our Promise to All Stakeholders
Sustainable, scalable business model
Effective enterprise risk management
Solid capital structure
Investments in people and infrastructure
Consistent, strong operating results
and favorable trends
Low cost and streamlined
operating emphasis
Positioned to Achieve Long Term Growth…

Financial Institutions, Inc.

Financial Institutions, Inc.

Martin K. Birmingham President & CEO Kevin B. Klotzbach EVP, CFO & Treasurer

Who We Are

Regional community bank headquartered in
Warsaw, NY with $2.9 billion in assets
10,000 square-mile operating footprint with 50
banking locations in 15 contiguous counties
concentrated in Upstate NY
Top 20 bank of those headquartered in NY based
on asset size
Experienced management team with extensive
market knowledge
Franchise is a diversified mix of consumer and
business customers, products and revenue
sources; generating consistent, strong operating
results
Supplemental to banking business, Five Star
Investment Services, offers products and services
in:
-
Brokerage
-
Investment advisory services
Assets:
Loans:
Deposits:
Revenue:
FTE’s:
Shareholder’s Equity:
Market Capitalization:
Annualized Dividend:
Dividend Yield:
NASDAQ:
# Analyst Coverage:
$2.93 billion
$1.83 billion
$2.32 billion
$116 million
+600
$255 million
$312 million
$0.76
3.37%
FISI
3
Corporate Overview Key Corporate Statistics
Note: Financials as of December 31, 2013.  Market data as of 1/22/2014.

Management Team

Average Years: 14 27
Name Title
Years with
FISI
Years in
Banking
Martin K. Birmingham President & CEO 8 24
Richard J. Harrison EVP, Chief Operating Officer 10 44
Jeffrey P. Kenefick EVP, Commercial Banking 7 24
Kevin B. Klotzbach EVP, Chief Financial Officer 12 30
R. Mitchell McLaughlin EVP, Chief Information Officer 32 32
Kenneth V. Winn EVP, Chief Risk Officer 9 31
Paula D. Dolan SVP, Human Resources <1 30
Sonia M. Dumbleton SVP, Controller 29 29
Michael D. Grover SVP, Chief Accounting Officer 14 14
Charles J. Guarino SVP, Marketing 18 18

Sound Risk
Management
Our Strategy and Approach

Balance between volume
and risk; maintain our
credit discipline
Diversified loan portfolio
through retail and
commercial exposures
Effective risk management
committee structures
Uphold rigorous expense
management practices
Attract, retain and cultivate
top talent
Hire
Evaluate
Reward
Comprehensive incentive
compensation structure
supports
cross-functional focus
Satisfied employees =
satisfied customers
Continue to capitalize on
banking dislocation in our
region; uniquely positioned
to seize market
opportunities and achieve
scale in growth markets
Invest in people, product
development and
infrastructure, especially
potential growth segments
Continue non-interest
income growth
Agreement with Welch
ATM/Rite Aid for Free
ATM access.
Principled, growth oriented
approach guided by our
commitment to enhance:
Shareholder value
Customer experience
Employee experience
Productivity measures per
FTE
Smart Growth
Maintain our
Culture
Focus on Value
Key lending hires in
Buffalo and Rochester, new
e-banking services (mobile
banking, web apps) and
product offerings
Five Star Investment
Services
Promote from within,
create career
opportunities
Focus on the Five Star
Bank Experience;
dictates how we:

Our Strategic Initiatives have Driven Growth and
Performance

Initiatives
Outcomes
Optimization and consolidation of
branches offices
Investment in asset classes which offer
excellent risk adjusted returns and
duration
Continuous reinvestment in people,
processes and infrastructure
Positioning ourselves for market
expansion through key group hires and
branch purchases
Keen focus on expense control, efficiency
improvements and risk management
Consistent, strong operating results
Meaningful organic loan growth
Increased positive operating leverage
Pristine asset quality
Attractive market position
Record earnings per share
Strong 5 year total shareholder return

A Dominant, Established Franchise…

Deposit Market Share: Counties of Operation
10,000 square-mile operating
footprint
50 banking offices in 15 contiguous
counties concentrated in Upstate NY
Top 3 market share in 11 counties
Top 5 bank in counties of operation
Significant opportunities exist to
gain market share
Key Highlights
Source: SNL Financial. Deposits by County as of June 30, 2013 for comparative purposes
Rank Institution
Branches
2013
Deposits
in Market
($MM)
Market
Share
(%)
1 Manufacturers and Traders Trust Co. 116 19,562 32.1%
2 First Niagara Bank NA 75 9,726 16.0%
3 KeyBank NA 85 4,362 7.2%
4 RBS Citizens NA 71 2,891 4.7%
5 Five Star Bank 52 2,332 3.8%
6 JPMorgan Chase Bank NA 27 2,026 3.3%
7 Community Bank NA 68 2,000 3.3%
8 Bank of America NA 46 1,791 2.9%
9 Canandaigua National Bank and Trust Co. 25 1,696 2.8%
10 Bank of Castile 18 885 1.5%
11 Evans Bank NA 14 698 1.1%
12 Northwest Savings Bank 18 625 1.0%
13 Chemung Canal Trust Co. 10 569 0.9%
14 Lake Shore Savings Bank (MHC) 11 396 0.7%
15 Steuben Trust Co. 13 349 0.6%

Toronto
Wayne
Schuyler
Tompkins
Tioga

Financial Institutions, Inc.

…Uniquely Positioned For Future Growth

Capitalizing on banking dislocation due to larger
institutions divesting in our markets
Acquired 4 former First Niagara Offices on June 22,
2012
$129.6 million in deposits
Entered Orleans County
Strengthened presence in Genesee and Seneca
Counties
Acquired 4 former HSBC Offices on August 17, 2012
$157.2 Million in deposits
Gained Significant Market Share in Chemung
County
Consolidated 4 of the 8 acquired branches into
existing FISI offices
Rochester MSA
Buffalo MSA
Over 50 NY banks (non-MHC) under $1 billion in
assets located in non-NYC Metro area
Market Footprint
Source: SNL Mapping
Erie County
Deposit Market:
$30.5 Bln
Monroe County
Deposit Market:
$11.4 Bln
Chemung County
Deposit Market:
$1.0 Bln
Source: SNL Financial
Opportunity to fuel organic growth exists in attractive
markets where we have less than 2% of collective market
share
At $2.93 billion in assets, we believe we have the
capacity to consolidate smaller banks in our footprint

Total Assets CAGR ('07-'13) 7.9%
Total Deposits CAGR ('07-'13) 6.7%
Total Loans CAGR ('07-'13) 11.3%
Total Assets LTM Growth 6.0%
Total Deposits LTM Growth 2.6%
Total Loans LTM Growth 7.5%
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2007Y: $964, $1,576, $1,858
2008Y: $1,121, $1,633, $1,917
2009Y: $1,264, $1,743, $2,062
2010Y: $1,346, $1,883, $2,214
2011Y: $1,485, $1,932, $2,336
2012Y: $1,706, $2,262, $2,764
2013Y: $1,834, $2,320, $2,929
2012Q4: $1,706, $2,262, $2,764
2013Q4: $1,834, $2,320, $2,929
Loans
Deposits
Assets

Financial Institutions, Inc.

Balance Sheet Growth Balance Sheet Growth 11

CAGR ('07-'13) 11.3%
$1,834
Loans ($MM)
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
4%
14%
16%
28%
20%
17%
1%
35%
14%
26%
18%
6%

| (Dollars in Millions) | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 |
|---|---|---|---|---|---|---|---|
| 1-4 Family | $167 | $178 | $144 | $130 | $114 | $133 | $113 |
| Home Equity | $194 | $190 | $201 | $208 | $228 | $283 | $326 |
| CRE | $272 | $285 | $331 | $353 | $394 | $414 | $469 |
| C&I | $158 | $180 | $206 | $211 | $234 | $259 | $266 |
| Indirect Auto | $135 | $255 | $353 | $418 | $466 | $560 | $636 |
| Consumer & Other | $38 | $33 | $29 | $26 | $49 | $57 | $23 |
| Total Loans | $964 | $1,121 | $1,264 | $1,346 | $1,485 | $1,706 | $1,834 |

Financial Institutions, Inc.

Loan Growth

Loan Portfolio Composition Lending Strategy
Emphasis on driving quality loan growth by
balancing between volume and risk along with
maintaining a diversified portfolio
Our largest concentration, indirect auto at 35% of
total loans, is an excellent asset class as it offers
low duration (approx. 2.4 years), good credit risk
(average FICO 720) and relatively high risk-
adjusted yields
Balancing organic and acquisition loan growth
initiatives
C&I and HELOC have become key areas of
focus for growth
C&I effort to be targeted at Buffalo and
Rochester
Recently hired local talent away from
competitors to gain traction
HELOC growth strategy positioned as
alternative to mortgages - most HELOCs are
in first lien position, but are more attractive
from interest rate risk prospective

0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.79%
0.83%
0.83%
0.60%
0.72%
0.82%
2008
2009
2010
2011
2012
2013

Financial Institutions, Inc.

Large and fragmented market
Favorable competitive conditions and risk-
adjusted returns
Natural risk dispersion that comes with retail
loans
Relatively short duration loans
Necessary  expertise available
Underwriting Manager 25 years of experience
Credit Administration 35 years of experience
Sales Manager 25 years of experience
Collections Manager 30 years of experience
Underwriting Supervisor 15 years of experience
Loan Processing Supervisor 20 years of experience
Market Dynamics
Our Team
Most key personnel have auto finance experience
from Charter One Auto Finance (originated over $2
Bln /year in 21 states and had a serviced portfolio in
excess of $6.5 Bln)
Indirect Lending as a Core Business

Our Portfolio
Indirect Net Charge-Off %
Originating prime loans – average credit score is
720
Originate through approximately 420 franchised
automobile dealerships
-
No independent used car dealerships
-
All dealers are within Upstate New York and
Pennsylvania

$2,500
$2,000
$1,500
$1,000
$500
$0
Deposits ($MM)
CAGR ('07-'13) 6.7%

| (Dollars in Millions) | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 |
|---|---|---|---|---|---|---|---|
| NIB Deposits | $286 | $293 | $324 | $351 | $393 | $502 | $535 |
| IB Demand, Savings, & MMDA | $682 | $693 | $732 | $792 | $838 | $1,105 | $1,189 |
| Retail Time <100k | $453 | $483 | $513 | $556 | $486 | $433 | $370 |
| Jumbo Time >100k | $155 | $165 | $173 | $184 | $214 | $222 | $226 |
| Total | $1,576 | $1,634 | $1,742 | $1,883 | $1,931 | $2,262 | $2,320 |

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.63%
0.28%
2007
2008
2009
2010
2011
2012
2013

Financial Institutions, Inc.

Deposit Portfolio
Deposit Strategy
Cost of Total Deposits
Deposit Composition

Consistent emphasis on growing core (non-
time) deposits, which equated to 74% of the
total deposit portfolio at 12/31/13
Strong growth in our non-interest bearing
deposits, currently at 23% of our deposit
base or $535 million (growth in excess 85%
since 2007)
Overall cost of deposits at 0.28% as of
December 31, 2013

$ Millions
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
CAGR ('09-'13) 5.7%
4.1% Increase
$20.0
$72.3
$19.9
$78.8
$20.9
$81.9
$22.2
$88.5
$23.6
$91.6
$22.2
$88.5
$23.6
$91.6
2009Y
2010Y
2011Y
2012Y
2013Y
2012Y
2013Y
Net Interest Income
Noninterest Income

Financial Institutions, Inc.

Revenue Growth 15 Net Interest Income and Noninterest Income Note: All periods exclude OTTI & Securities Gains

Net Interest Income Continues to Grow…
…despite margin compression headwinds
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
5.00%
4.50%
4.00%
3.50%
3.00%
2009Y
2010Y
2011Y
2012Y
2013Y
Net Interest Income
Net Interest Margin

67%
65%
63%
61%
59%
57%
2009Y
2010Y
2011Y
2012Y
2013Y
FISI Efficiency Ratio
Mid-Atl. Peer Median Efficiency

12/31/12
YTD $21.2 Million (1)
23%
39%
8%
9%
21%
12/31/13
YTD $23.6 Million (1)
19%
42%
7%
10%
22%
Service Charges on Deposits
ATM & Debit Card Revenue
Broker-Dealer Fees & Commissions
Company Owned Life Insurance
Other

$ Millions
$140
$120
$100
$80
$60
$40
$20
$0
$92.3
$70.5
$115.2
$78.5
2009Y
2010Y
2011Y
2012Y
2013Y
Total Revenue (1)
Total Expenses (2)

Financial Institutions, Inc.

Operating Leverage by Successful Growth Strategies
and Effective Expense Management

Growing Net Interest Income
Increasing Fee Income
Improving Efficiency
Noninterest Income
Revenue and Expenses
Revenue grew by 25% since 2009 while
expenses increased by only 11%
Source: SNL Financial
(1) All periods exclude OTTI & Securities Gains
(2) 2012 excludes acquisition and CEO transition expenses
Note: Peers include all US Banks and Thrifts in the Mid-Atlantic region from $1 Bln -
$5 Bln in assets. Peer data reflects median values for the component companies within the group.

$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$ Millions
$1.8
$8.7
$1.3
$7.6
$2.1
$7.1
$0.9
$9.1
$0.5
$16.6
2009Y
2010Y
2011Y
2012Y
2013Y
Nonperforming Loans
OREO & Nonperforming securities

## NPAs / Assets

2.0%
1.5%
1.0%
0.5%
0.0%
2009Y
2010Y
2011Y
2012Y
2013Q1
2013Q2
2013Q3
2013Q4
FISI
Mid-Atl. Peer Median

## Reserves / NPAs

300%
250%
200%
150%
100%
50%
0%
2009Y
2010Y
2011Y
2012Y
2013Q1
2013Q2
2013Q3
2013Q4
FISI
Mid-Atl. Peer Median

Financial Institutions, Inc.

Asset Quality Overview

Nonperforming Assets Trends
Asset quality remains a top priority
Disciplined oversight of risk in lending
portfolio
Asset quality metrics continue to
outperform peer levels
Key Highlights
Source: SNL Financial
Note: Peers include all US Banks and Thrifts in the Mid-Atlantic region from $1 Bln - $5 Bln in assets.
Peer data reflects median values for the component companies within the group

15.6%
23.7%
31.6%
29.1%
US Gov't Agencies & GSE (15.6%)
Other Securities(0.0%)
US Gov't Agencies CMO's (23.7%)
US Gov't Agencies Mtg, Backed Pass-Throughs (31.6%)
HTM Municipal Debt (29.1%)

Financial Institutions, Inc.

Investment Portfolio

Low risk security portfolio
High percentage of the portfolio consists
of securities backed by the U.S.
government and agencies
Approximately $850 million in total
securities and the majority are utilized
for various pledging purposes
Data as of December 31,2013
Low Risk Security Portfolio

16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
13.49%
12.08%
12.23%
10.82%
8.01%
6.51%
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
Tang. Common Equity / Tang. Assets
Tier 1 Risk-Based Capital Ratio
Total Risk Based Capital

Financial Institutions, Inc.

Capital Management

Capital Ratios
2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4
Tang. Common Equity / Tang. Assets 8.01% 7.93% 7.64% 7.20% 7.05% 6.86% 6.74% 6.49% 6.40% 6.51%
Tier 1 Leverage 8.67% 8.63% 8.80% 8.27% 7.67% 7.71% 7.46% 7.59% 7.68% 7.63%
Tier 1 Risk-Based Capital Ratio 12.23% 12.20% 12.22% 11.39% 10.91% 10.73% 10.84% 10.96% 10.94% 10.82%
Total Risk Based Capital 13.49% 13.45% 13.47% 12.64% 12.16% 11.98% 12.09% 12.21% 12.19% 12.08%

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Financial Institutions, Inc.

Planning and Investing For the Future

We are constantly investing and adapting our scalable infrastructure to strengthen our competitive position
Our infrastructure’s strength is in state of the art technology and motivated human resources
-
Smart investments in technology have enabled us to be competitive with even the largest banking institutions.  Investments include:
Mobile banking
•
102% increase in Mobile banking users since January 2013
Enhanced Web Presence (online account opening, updated online banking, emphasis on e-statements)
•
200% increase in e-statement penetration since January 2013
-
New product offerings allow us to remain nimble vs. competition
Enhanced Retail Checking Products  (debit card rewards)
•
5% increase in debit card transaction since January 2013
Expanded Indirect Lending

16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
13.1x
14.4x
14.4x
FISI
Mid-Atl. Peers $1B - $5B
SNL Banks $1 - $5B Index

16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
12.9x
15.0x
14.6x
FISI
Mid-Atl. Peers $1B - $5B
SNL Banks $1 - $5B Index

3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.05%
2.48%
1.58%
FISI
Mid-Atl. Peers $1B - $5B
SNL Banks $1 - $5B Index

Financial Institutions, Inc.

How Do We Compare?
Price/ MRQ EPS

Price/ TTM EPS
Note: Market data as of 1/22/2014. Peer data as of 9/30/13 and reflects median values for the component companies within each respective index.
Dividend Yield

180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
159%
80%
83%
FISI
Mid-Atlantic Banks ($1-$5 Billion in Assets)
SNL US Bank Index ($1-$5 Billion in Assets)

Financial Institutions, Inc.

Total Shareholder Return 22 5-Year Total Shareholder Return Note: Market data as of 1/22/2014. Peer data reflects median values for the component companies within each respective index

30%
63%
7%
Institutional
FISI Board / Management
Other / Retail

Financial Institutions, Inc.

Shareholder Composition Top 20 Institutional Investors
Source: SNL Financial. Market data as of 1/22/2014
Diversified Shareholder Base
# Holder
Shares
Held
Market Value
($mm)
Shares
Out (%)
1 Wellington Management Co. LLP 1,034,658 23,321,191 7.49
2 BlackRock Fund Advisors 844,868 19,043,325 6.12
3 Bryn Mawr Capital Management Inc 632,825 14,263,876 4.58
4 Canandaigua National Bank and Trust Co. 625,045 14,088,514 4.53
5 Dimensional Fund Advisors LP 612,114 13,797,050 4.43
6 Columbia Management Investment Advisers LLC 524,523 11,822,748 3.80
7 JPMorgan Chase Bank NA 481,540 10,853,912 3.49
8 Putnam Investment Management Inc. 358,390 8,078,111 2.60
9 Vanguard Group Inc. 343,010 7,731,445 2.48
10 Investment Counselors of Maryland LLC 305,300 6,881,462 2.21
11 LSV Asset Management 301,813 6,802,865 2.19
12 Northern Trust Global Investments Ltd. 262,466 5,915,984 1.90
13 SSgA Funds Management Inc. 218,231 4,918,927 1.58
14 AlphaOne Investment Services LLC 206,376 4,651,715 1.49
15 JPMorgan Asset Management 200,729 4,524,432 1.45
16 Kennedy Capital Management Inc. 198,016 4,463,281 1.43
17 Castine Capital Management LLC 117,252 2,642,860 0.85
18 Aberdeen Asset Management Inc. 108,677 2,449,580 0.79
19 Bridgeway Capital Management Inc. 95,900 2,161,586 0.69
20 FSI Group LLC 71,626 1,614,450 0.52

Key Investment Considerations

Experienced leadership
Positioned to Achieve Long-Term Growth…
Attractive footprint in Upstate NY, uniquely positioned to seize market opportunities
…and Delivering on our Promise to All Stakeholders
Sustainable, scalable business model
Effective enterprise risk management
Solid capital structure
Investments in people and infrastructure
Consistent, strong operating results
and favorable trends
Low cost and streamlined
operating emphasis

Delivering On Our Promise NASDAQ: FISI Sterne Agee Financial Institutions Investor Conference February 12-14, 2014